UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Trust (EVN)

Annual Report

November 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2019

Eaton Vance

Municipal Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Dividend Reinvestment Plan	28

Management and Organization	30

Important Notices	33

Eaton Vance

Municipal Income Trust

November 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended November 30, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest rate environment at the beginning of the period gave way to a falling interest rate climate against the backdrop of multiple domestic and international uncertainties.

As a whole, the period was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.49%. The municipal bond yield curve9 experienced a so-called “bull market flattening,” where rates declined across the curve, but more toward the long end of the curve. With investors searching for yield in a low-rate environment, lower-rated7 bonds generally outperformed higher-rated bonds, while longer-duration10 issues outperformed shorter-duration issues.

In the opening month of the period, the U.S. Federal Reserve Board (the Fed) announced its fourth interest rate hike for 2018, raising its benchmark federal funds rate to 2.25%-2.50% on December 19, 2018 amid largely positive U.S. economic data.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

Downward pressure on interest rates and upward pressure on prices continued in 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March 2019 that were more dovish than the market had expected, leading many investors to conclude that further rate hikes were off the table for 2019.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate on July 31, 2019 — its first reduction in over a decade — followed with two additional interest rate cuts in September and October to end the period at 1.50%-1.75%. In the middle and long areas of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From

September 3 through the end of the period on November 30, U.S. and European interest rates trended modestly upward amid cautious optimism that a so-called “Phase 1” agreement between the U.S. and China might begin to de-escalate the U.S.-China trade war.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the new code.

Fund Performance

For the 12-month period ended November 30, 2019, Eaton Vance Municipal Income Trust (the Fund) returned 13.83% at net asset value (NAV), outperforming its benchmark, the Index, which returned 8.49%.

The Fund’s overall strategy is to invest primarily in investment-grade municipal bonds. During the period, management employed leverage through residual interest bond (RIB) financing6 to enhance the Fund’s tax-exempt income potential. In general, the use of leverage has the effect of achieving additional exposure to the municipal market and, thus, magnifying the Fund’s exposure to its underlying investments in both up and down market environments. During a period of generally falling interest rates and rising bond prices — the Fed lowered the federal funds rate three times during the period to stimulate the economy — the use of leverage amplified increases in the price of bonds owned by the Fund, and generated additional tax-exempt bond income. For the period as a whole, the use of leverage contributed to Fund performance versus the Index.

Additional contributors to Fund performance versus the Index during the period included an overweight position, relative to the Index, in the health care sector, the best-performing sector in the Index during the period; and an overweight position in zero-coupon bonds, the best-performing coupon structure in the Index during the period.

In contrast, detractors from performance relative to the Index during the period included security selection in the leasing sector, security selection and an underweight position in A-rated bonds, and an underweight in 4% coupon bonds, which have a higher duration than industry standard 5.00% coupon bonds and therefore outperformed in the falling interest rate environment.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2019

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	13.83%	7.02%	9.58%
Fund at Market Price	—	22.10	4.94	8.21
Bloomberg Barclays Municipal Bond Index	—	8.49%	3.57%	4.34%

% Premium/Discount to NAV[4]
				–6.60%

Distributions[5]
Total Distributions per share for the period				$0.569
Distribution Rate at NAV				4.12%
Taxable-Equivalent Distribution Rate at NAV				6.96
Distribution Rate at Market Price				4.42
Taxable-Equivalent Distribution Rate at Market Price				7.47

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				36.78%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV for the five and ten year periods is the 2016 impact of the tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 94.5% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com.

The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus Floating Rate Notes. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long- term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

4

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 150.0%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.8%

Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	$545	$684,101

Texas Water Development Board, 4.00%, 10/15/37(1)	8,125	9,303,856

		$9,987,957

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(3)	$630	$157,552

		$157,552

Education — 11.6%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/49(4)	$1,115	$1,212,719

California State University, 5.00%, 11/1/41(1)	13,000	15,426,580

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(4)	350	392,014

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(4)	655	721,548

District of Columbia, (District of Columbia International School), 5.00%, 7/1/39	425	511,458

District of Columbia, (District of Columbia International School), 5.00%, 7/1/49	390	461,148

District of Columbia, (KIPP DC), 4.00%, 7/1/39	240	262,397

District of Columbia, (KIPP DC), 4.00%, 7/1/44	230	248,888

District of Columbia, (KIPP DC), 4.00%, 7/1/49	335	360,574

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/56(4)	2,165	2,302,564

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.00%, 6/1/48(4)	250	279,100

Massachusetts Development Finance Agency, (Boston College), 5.00%, 7/1/42(1)	950	1,141,995

Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	5,580	7,348,860

Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/35	1,080	1,109,570

Massachusetts Development Finance Agency, (Northeastern University), 5.00%, 3/1/33	770	877,769

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/37	1,000	1,152,050

Massachusetts Development Finance Agency, (Williams College), 5.00%, 7/1/46(1)	3,000	3,569,190

Massachusetts Health and Educational Facilities Authority, (Berklee College of Music), 5.00%, 10/1/32	105	105,322

Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/35	1,640	2,311,285

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Massachusetts Health and Educational Facilities Authority, (Northeastern University), 5.00%, 10/1/35	$1,350	$1,385,302

Michigan State University, 5.00%, 2/15/40	1,000	1,006,710

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/29(1)	2,825	3,553,850

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/31(1)	1,875	2,344,650

New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.75%, 7/1/50	4,000	4,107,720

Ohio Higher Educational Facility Commission, (Kenyon College), 5.00%, 7/1/44	285	291,316

Ohio Higher Educational Facility Commission, (Kenyon College), 5.25%, 7/1/44	400	409,436

Ohio Higher Educational Facility Commission, (Oberlin College), 5.00%, 10/1/33	500	559,280

Pennsylvania State University, 5.00%, 9/1/42(1)	3,250	3,937,147

State Public School Building Authority, PA, (Northampton County Area Community College), 5.50%, 3/1/31	750	785,190

Swarthmore Borough Authority, PA, (Swarthmore College), 5.00%, 9/15/46(1)	2,525	3,116,153

University of Cincinnati, OH, 5.00%, 6/1/34	500	517,360

University of Michigan, 5.00%, 4/1/48(1)	1,500	1,831,350

		$63,640,495

Electric Utilities — 2.7%

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	$3,040	$3,095,814

Lansing Board of Water and Light, MI, 5.50%, 7/1/41	500	531,350

Los Angeles Department of Water and Power, CA, Power System Revenue, 4.00%, 7/1/46(1)	9,000	9,774,630

Michigan Public Power Agency, 5.00%, 1/1/43	775	813,603

Ohio Air Quality Development Authority, (Buckeye Power, Inc.), 6.00%, 12/1/40	500	522,785

		$14,738,182

Escrowed / Prerefunded — 4.7%

Allegheny County Higher Education Building Authority, PA, (Duquesne University), Prerefunded to 3/1/21, 5.50%, 3/1/31	$1,050	$1,105,986

Apollo Career Center Joint Vocational School District, OH, Prerefunded to 12/1/21, 5.25%, 12/1/33	335	362,560

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	785	789,537

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	880	885,342

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.375%, 7/15/43	480	482,981

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), Prerefunded to 11/1/20, 5.00%, 11/1/38	$3,200	$3,307,744

Delaware River Port Authority of Pennsylvania and New Jersey, Prerefunded to 1/1/20, 5.00%, 1/1/35	465	466,423

Delaware River Port Authority of Pennsylvania and New Jersey, Prerefunded to 1/1/20, 5.00%, 1/1/40	1,365	1,369,177

Hancock County, OH, (Blanchard Valley Regional Health Center), Prerefunded to 6/1/21, 6.25%, 12/1/34	750	806,160

Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), Prerefunded to 7/1/20, 5.50%, 7/1/40	1,870	1,916,694

Jenison Public Schools, MI, Prerefunded to 5/1/21, 5.00%, 5/1/28	500	527,440

Jenison Public Schools, MI, Prerefunded to 5/1/21, 5.00%, 5/1/30	500	527,440

Lancaster Industrial Development Authority, PA, (Garden Spot Village), Prerefunded to 5/1/23, 5.375%, 5/1/28	100	113,732

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	920	975,632

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	615	652,189

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 7.25%, 1/1/32	360	383,530

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 7.25%, 1/1/32	240	255,686

Massachusetts Development Finance Agency, (UMass Memorial), Prerefunded to 7/1/21, 5.50%, 7/1/31	525	560,857

Monmouth County Improvement Authority, NJ, Prerefunded to 1/15/21, 5.00%, 1/15/28	1,510	1,575,685

New Jersey Economic Development Authority, (The Seeing Eye, Inc.), Prerefunded to 6/1/22, 5.00%, 6/1/32	250	274,055

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	205	234,377

New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), Prerefunded to 1/1/20, 5.00%, 7/1/31	1,000	1,002,980

New York, Prerefunded to 2/15/21, 5.00%, 2/15/34(1)	2,500	2,619,875

Ohio Higher Educational Facility Commission, (Kenyon College), Prerefunded to 7/1/20, 5.00%, 7/1/44	155	158,435

Ohio Higher Educational Facility Commission, (Kenyon College), Prerefunded to 7/1/20, 5.25%, 7/1/44	850	870,051

Ohio Higher Educational Facility Commission, (Summa Health System), Prerefunded to 5/15/20, 5.75%, 11/15/40	350	357,140

Pennsylvania Higher Educational Facilities Authority, (Thomas Jefferson University), Prerefunded to 3/1/20, 5.00%, 3/1/40	625	630,856

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	495	515,646

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	$385	$401,255

Philadelphia, PA, Gas Works Revenue, Prerefunded to 8/1/20, 5.25%, 8/1/40	235	241,324

South Fork Municipal Authority, PA, (Conemaugh Health System), Prerefunded to 7/1/20, 5.50%, 7/1/29	250	256,183

Symmes Township, Hamilton County, OH, (Parkland Acquisition and Improvement), Prerefunded to 12/1/20, 5.25%, 12/1/37	1,000	1,041,240

		$25,668,212

General Obligations — 22.0%

Allegheny County, PA, 5.00%, 11/1/43(1)	$2,875	$3,501,204

Boston, MA, 5.00%, 5/1/38(1)	3,000	3,743,370

Chicago Board of Education, IL, 5.00%, 12/1/46	8,400	8,971,620

Chicago, IL, 5.00%, 1/1/44	1,000	1,126,540

Chicago, IL, 5.75%, 1/1/33	1,500	1,789,155

Cleveland, OH, 5.00%, 12/1/43(1)	2,775	3,341,461

Danvers, MA, 5.25%, 7/1/36	885	939,197

Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	1,000	1,377,260

Forest Hills Local School District, OH, 5.00%, 12/1/46(1)	2,775	3,179,456

Frisco Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/37(1)	9,000	9,563,310

Illinois, 5.00%, 11/1/23	1,000	1,099,070

Illinois, 5.00%, 5/1/33	5,000	5,446,450

Illinois, 5.00%, 5/1/35	1,415	1,537,397

Illinois, 5.00%, 5/1/39	3,035	3,417,653

Jackson Public Schools, MI, 5.00%, 5/1/48(1)	2,850	3,395,404

Kent County, MI, (AMT), 5.00%, 1/1/28	1,000	1,053,320

King County, WA, Sewer Revenue, (SPA: TD Bank, N.A.), 1.15%, 1/1/46(5)	500	500,000

Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36(1)	3,250	3,384,940

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/39	17,900	7,943,662

Massachusetts, 5.00%, 9/1/38(1)	14,500	17,932,440

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/28	340	354,280

Monmouth County Improvement Authority, NJ, 5.00%, 1/15/30	340	354,124

Ohio, 5.00%, 2/1/37(1)	2,775	3,290,123

Pennsylvania, 5.00%, 3/1/32(1)	2,250	2,784,172

Peters Township School District, PA, 5.00%, 9/1/40(1)	2,750	3,387,505

Shoreline School District No. 412, WA, 4.00%, 6/1/38(1)	7,200	8,174,880

State College Area School District, PA, 5.00%, 5/15/44(1)	3,100	3,770,096

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Trenton Public Schools, MI, 5.00%, 5/1/42(1)	$2,850	$3,419,259

Upper Arlington City School District, OH, 5.00%, 12/1/48(1)	2,775	3,340,545

Walled Lake Consolidated School District, MI, 5.00%, 5/1/34	365	411,691

Wayland, MA, 5.00%, 2/1/33	510	531,359

Wayland, MA, 5.00%, 2/1/36	770	801,424

Will County, IL, 5.00%, 11/15/45(1)	5,625	6,367,219

Winchester, MA, 5.00%, 4/15/36	245	256,782

		$120,486,368

Hospital — 18.8%

Allen County, OH, (Mercy Health), 4.00%, 8/1/47(1)	$1,000	$1,078,020

Butler County, OH, (Kettering Health Network Obligated Group), 5.25%, 4/1/31	500	522,435

California Health Facilities Financing Authority, (City of Hope), 4.00%, 11/15/45(1)	6,800	7,634,768

California Health Facilities Financing Authority, (Sutter Health Obligation Group), 5.00%, 8/15/52(1)	10,000	10,968,100

Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	1,985	2,204,005

Colorado Health Facilities Authority, (CommonSpirit Health), 4.00%, 8/1/44	965	1,039,672

Doylestown Hospital Authority, PA, (Doylestown Hospital), 4.00%, 7/1/45	310	324,186

Franklin County, OH, (Trinity Health Credit Group), 5.00%, 12/1/47(1)	2,800	3,315,536

Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/34	250	282,428

Massachusetts Development Finance Agency, (Atrius Health), 4.00%, 6/1/49	735	781,430

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	610	733,299

Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/46(1)	10,000	11,240,600

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/47(1)	3,550	4,132,448

Massachusetts Development Finance Agency, (UMass Memorial), 5.50%, 7/1/31	30	31,877

Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.125%, 7/1/35	970	990,069

Michigan Finance Authority, (Henry Ford Health System), 4.00%, 11/15/50	2,460	2,689,666

Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/42(1)	2,850	3,395,034

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/36	500	528,130

Middleburg Heights, OH, (Southwest General Health Center), 5.25%, 8/1/41	800	843,664

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	$100	$100,312

New Jersey Health Care Facilities Financing Authority, (Palisades Medical Center), Prerefunded to 7/1/23, 5.25%, 7/1/31	45	51,363

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39(1)	3,425	4,041,877

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/45	1,595	1,751,262

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/36(4)	800	935,088

North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(1)	11,400	11,622,870

Northampton County General Purpose Authority, PA, (Saint Luke’s Hospital), 5.50%, 8/15/33	250	256,435

Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	205	208,729

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	565	623,574

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	165	181,418

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	425	502,860

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	1,265	1,510,435

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 4.00%, 8/15/42(1)	5,250	5,750,587

Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 5.00%, 5/15/31	675	686,009

Saginaw Hospital Finance Authority, MI, (Covenant Medical Center, Inc.), 5.00%, 7/1/30	1,000	1,019,050

Southeastern Ohio Port Authority, OH, (Memorial Health System Obligated Group), 5.00%, 12/1/43	875	919,651

Southeastern Ohio Port Authority, OH, (Memorial Health System Obligated Group), 5.50%, 12/1/43	750	810,818

Tampa, FL, (BayCare Health System), 4.00%, 11/15/46(1)	10,000	10,799,000

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(1)	6,200	7,132,976

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	1,000	1,109,780

		$102,749,461

Housing — 0.7%

East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	$175	$189,956

Michigan Housing Development Authority, 3.00%, 10/1/39	625	632,450

Michigan Housing Development Authority, 3.25%, 10/1/44	670	683,882

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Michigan Housing Development Authority, 3.35%, 10/1/49	$970	$990,302

Ohio Housing Finance Agency, (GNMA, FNMA, FHLMC), 3.80%, 9/1/38	975	1,043,737

Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	180,002

		$3,720,329

Industrial Development Revenue — 5.4%

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	$400	$414,144

Cleveland, OH, (Continental Airlines), (AMT), 5.375%, 9/15/27	555	556,510

Delaware County Industrial Development Authority, PA, (Covanta), 5.00%, 7/1/43(4)	750	761,543

Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(4)	5,475	5,586,854

Luzerne County Industrial Development Authority, PA, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,800	1,801,980

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(4)	1,075	1,221,243

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(4)	1,580	1,662,618

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(4)	1,740	1,845,601

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	50	53,693

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,815	5,249,843

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	750	835,372

New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	1,005	1,151,127

New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,715	1,964,361

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.10%, 6/1/23	220	223,480

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	2,235	2,238,822

Pennsylvania Economic Development Financing Authority, (Procter & Gamble Paper Products Co.), (AMT), 5.375%, 3/1/31	1,000	1,296,260

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(4)	535	567,592

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(4)	775	850,345

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(4)	690	794,452

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(4)	$300	$340,431

		$29,416,271

Insured – Education — 0.8%

Hamilton County, OH, (University Heights Community Urban Development Corp.), (AGM), 5.00%, 6/1/30	$750	$763,522

Massachusetts College Building Authority, (AGC), 5.50%, 5/1/39	1,000	1,454,030

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	1,365	1,876,725

		$4,094,277

Insured – Electric Utilities — 1.8%

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/27	$710	$595,314

Cleveland, OH, Public Power System Revenue, (NPFG), 0.00%, 11/15/38	2,000	1,115,740

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/25	815	738,374

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/26	3,000	2,654,520

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	305	327,610

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	1,515	1,633,109

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/32	250	268,525

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	1,880	2,017,409

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	595	638,459

		$9,989,060

Insured – Escrowed / Prerefunded — 0.3%

Brooklyn City School District, OH, (AGM), Prerefunded to 12/1/20, 5.00%, 12/1/38	$555	$576,234

Bucks County Water and Sewer Authority, PA, (AGM), Prerefunded to 12/1/20, 5.00%, 12/1/35	500	519,385

Cleveland, OH, Airport System Revenue, (AGM), Prerefunded to 1/1/22, 5.00%, 1/1/30	600	647,544

		$1,743,163

Insured – General Obligations — 1.3%

Bay City Brownfield Redevelopment Authority, MI, (BAM), 5.375%, 10/1/38	$500	$562,385

Byron Center Public Schools, MI, (AGM), Prerefunded to 5/1/20, 3.75%, 5/1/26	150	151,599

Byron Center Public Schools, MI, (AGM), Prerefunded to 5/1/20, 4.00%, 5/1/28	240	242,854

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

Canal Winchester Local School District, OH, (NPFG), 0.00%, 12/1/30	$2,455	$1,919,564

Detroit School District, MI, (AGM), 5.25%, 5/1/32	300	396,693

Hartland Consolidated Schools, MI, (AGM), 5.25%, 5/1/29	1,000	1,052,390

Livonia Public Schools, MI, (AGM), 5.00%, 5/1/43	910	1,011,929

Massachusetts, (AMBAC), 5.50%, 8/1/30	1,000	1,360,830

Westland Tax Increment Finance Authority, MI, (BAM), 5.25%, 4/1/34	500	553,600

		$7,251,844

Insured – Hospital — 0.1%

Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$300,445

		$300,445

Insured – Lease Revenue / Certificates of Participation — 0.2%

New Jersey Economic Development Authority, (School Facilities Construction), (NPFG), 5.50%, 9/1/28	$1,000	$1,251,060

		$1,251,060

Insured – Other Revenue — 0.6%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$4,210	$2,584,982

Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	590	874,286

		$3,459,268

Insured – Special Tax Revenue — 3.6%

Garden State Preservation Trust, NJ, (AGM), 0.00%, 11/1/25	$5,250	$4,729,147

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	1,000	1,311,060

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	20,700	11,553,084

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	760	650,537

New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	2,020	1,666,561

		$19,910,389

Insured – Transportation — 6.4%

Alameda Corridor Transportation Authority, CA, (NPFG), 0.00%, 10/1/33	$12,425	$8,606,176

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	935	1,043,292

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	3,862,358

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.00%, 1/1/31	$850	$949,994

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 1/1/39	1,500	1,674,270

New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 0.00%, 12/15/28	2,400	1,885,032

Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/24	1,000	1,133,280

Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/26	1,000	1,227,870

Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	2,500	3,265,750

Philadelphia Parking Authority, PA, (AMBAC), 5.25%, 2/15/29	1,005	1,008,327

Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	6,225	6,974,303

Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	2,370	2,724,007

Puerto Rico Highway and Transportation Authority, (AMBAC), 5.25%, 7/1/38	590	642,988

		$34,997,647

Insured – Water and Sewer — 7.2%

DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.00%, 10/1/35(1)	$17,985	$21,625,524

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/34	6,000	2,787,240

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/35	6,680	2,905,132

Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/36	7,000	2,850,050

Jefferson County, AL, Sewer Revenue, (AGM), 5.00%, 10/1/44	3,750	4,211,025

Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	4,780	4,901,125

		$39,280,096

Lease Revenue / Certificates of Participation — 0.7%

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$625	$657,369

Michigan State Building Authority, 5.00%, 10/15/51(1)	2,850	3,318,768

		$3,976,137

Other Revenue — 0.8%

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(6)	$1,925	$346,500

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	110	127,772

Kalispel Tribe of Indians, WA, 5.25%, 1/1/38(4)	485	550,097

Mercer County Improvement Authority, NJ, 4.00%, 3/15/40	700	805,210

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(4)	$890	$1,022,646

Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	805	806,988

White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	825	825,503

		$4,484,716

Senior Living / Life Care — 7.4%

District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	$1,055	$1,055,032

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	265	289,165

Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.50%, 1/1/30	535	536,803

Douglas County Hospital Authority No. 2, NE, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,078,719

Franklin County, OH, (Friendship Village of Dublin), 5.00%, 11/15/44	650	713,986

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	1,055	1,181,347

Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/32	725	796,819

Lee County Industrial Development Authority, FL, (Shell Point/Alliance Obligated Group), 5.00%, 11/15/44	1,750	2,013,970

Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(7)	3,109	839,338

Massachusetts Development Finance Agency, (Carleton-Willard Village), 5.625%, 12/1/30	125	125,315

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(4)	775	886,158

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(4)	545	616,717

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 5.00%, 1/1/38	3,715	3,932,513

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,480	1,611,380

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(4)	780	849,108

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(4)	465	511,147

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(4)	1,270	1,398,499

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.50%, 7/1/38	700	718,116

New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	215	233,548

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/32	200	230,740

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/33	$125	$143,933

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/34	130	149,431

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/39	425	484,900

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	1,255	1,406,955

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	740	829,547

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	3,650	4,110,630

Public Finance Authority, WI, (Penick Village), 5.00%, 9/1/49(4)	725	786,647

Savannah Economic Development Authority, GA, (Marshes Skidaway), 7.125%, 1/1/38	4,960	5,565,418

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	1,750	1,896,247

Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/49	2,500	2,697,725

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	335	357,267

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	985	1,049,685

Warren County, OH, (Otterbein Homes Obligated Group), 5.75%, 7/1/33	275	311,996

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/39(4)	750	829,252

		$40,238,053

Special Tax Revenue — 20.3%

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/39(1)	$550	$665,836

Cleveland, OH, Income Tax Revenue, 5.00%, 10/1/43(1)	2,200	2,634,456

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/38(1)	1,400	1,734,852

Franklin County, OH, Sales Tax Revenue, 5.00%, 6/1/43(1)	1,400	1,715,112

Massachusetts School Building Authority, Sales Tax Revenue, 5.00%, 11/15/46(1)	4,100	4,872,604

Massachusetts, (Rail Enhancement and Accelerated Bridge Programs), 5.00%, 6/1/47(1)	3,000	3,580,291

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	90	0

New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(6)	35	0

New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	140	138,737

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/38	7,500	8,555,100

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39(1)	$6,500	$7,225,075

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/39(1)	12,400	14,207,548

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35(1)	2,820	2,932,941

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.50%, 11/1/35	845	878,842

New York City Transitional Finance Authority, NY, Future Tax Revenue, Prerefunded to 11/1/20, 5.50%, 11/1/35(1)	2,180	2,268,944

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34(1)	10,000	11,656,400

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/43(1)	14,100	17,052,399

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/43(1)	5,600	6,249,600

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue, 5.25%, 12/1/44(1)	3,250	3,994,185

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/24	147	128,897

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/27	251	199,967

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/29	246	182,230

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/31	316	216,343

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/33	357	226,781

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/46	3,403	899,651

Puerto Rico Sales Tax Financing Corp., 0.00%, 7/1/51	2,773	543,647

Puerto Rico Sales Tax Financing Corp., 4.329%, 7/1/40	1,347	1,368,875

Puerto Rico Sales Tax Financing Corp., 4.50%, 7/1/34	238	254,401

Puerto Rico Sales Tax Financing Corp., 4.536%, 7/1/53	36	36,577

Puerto Rico Sales Tax Financing Corp., 4.55%, 7/1/40	132	136,650

Puerto Rico Sales Tax Financing Corp., 4.75%, 7/1/53	972	1,005,874

Puerto Rico Sales Tax Financing Corp., 4.784%, 7/1/58	538	554,926

Puerto Rico Sales Tax Financing Corp., 5.00%, 7/1/58	2,459	2,583,794

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	233	229,691

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	170	153,758

Sterling Hill Community Development District, FL, 6.20%, 5/1/35	552	347,617

Texas Transportation Commission, 5.00%, 4/1/33(1)	10,000	11,443,200

		$110,875,801

Student Loan — 0.2%

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	$740	$787,826

		$787,826

Security	Principal Amount (000’s omitted)	Value

Transportation — 16.9%

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	$435	$456,272

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,000	1,144,200

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44(1)	4,275	4,782,528

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/37(1)	1,825	2,217,484

Delaware River Joint Toll Bridge Commission of Pennsylvania and New Jersey, 5.00%, 7/1/47(1)	6,525	7,784,716

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/43(1)	8,850	10,566,634

Illinois Toll Highway Authority, 4.00%, 1/1/44(1)	8,000	9,003,280

Massachusetts Department of Transportation, (Metropolitan Highway System), 5.00%, 1/1/37	1,500	1,504,530

Memphis-Shelby County Airport Authority, TN, (AMT), 5.75%, 7/1/24	400	410,372

New Jersey Economic Development Authority, (Port Newark Container Terminal, LLC), (AMT), 5.00%, 10/1/47	750	855,660

New Jersey Transportation Trust Fund Authority, (Transportation Program), 5.00%, 6/15/44	2,060	2,344,383

New Jersey Transportation Trust Fund Authority, (Transportation System), 5.50%, 6/15/31	1,100	1,159,895

New Jersey Turnpike Authority, 4.00%, 1/1/48	2,925	3,273,952

New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(1)	7,880	8,445,390

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/46	1,055	1,165,226

Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,860	4,142,282

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	550	572,941

Port Authority of New York and New Jersey, 5.00%, 10/15/42(1)	6,250	7,496,062

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(1)	7,200	7,913,232

Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(1)	8,500	8,966,480

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	1,885	1,949,882

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	1,732,728

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	2,720	3,162,898

Texas Transportation Commission, 0.00%, 8/1/37	725	369,540

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/39	750	341,775

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	$640	$723,738

		$92,486,080

Utilities — 0.1%

Philadelphia, PA, Gas Works Revenue, 5.25%, 8/1/40	$365	$374,005

		$374,005

Water and Sewer — 13.6%

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/40(1)	$10,000	$11,586,200

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/43(1)	6,250	7,587,812

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/47(1)	14,100	17,043,657

Dallas, TX, Waterworks and Sewer System Revenue, 4.00%, 10/1/43(1)	9,550	10,724,650

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,860	2,013,655

Detroit, MI, Water Supply System, 5.25%, 7/1/41	5,480	5,775,098

Grand Rapids, MI, Sanitary Sewer System Revenue, 5.00%, 1/1/48(1)	2,500	2,986,575

Massachusetts Water Resources Authority, Green Bonds, 5.00%, 8/1/40(1)	3,000	3,580,680

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	4,130	4,693,208

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AMT), 5.00%, 7/1/44	1,250	1,335,712

Port Huron, MI, Water Supply System, 5.25%, 10/1/31	250	266,503

Sussex County Municipal Utilities Authority, NJ, 0.00%, 12/1/36	1,250	755,125

Texas Water Development Board, 4.00%, 10/15/47(1)	5,500	6,110,940

		$74,459,815

Total Tax-Exempt Municipal Securities — 150.0% (identified cost $758,862,968)		$820,524,509

Taxable Municipal Securities — 4.7%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(2)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(3)	$152	$38,094

		$38,094

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 0.5%

Chicago, IL, Prerefunded to 1/1/25, 7.75%, 1/1/42	$2,394	$3,034,132

		$3,034,132

General Obligations — 2.4%

Atlantic City, NJ, 7.50%, 3/1/40	$6,880	$10,126,259

Chicago, IL, 7.75%, 1/1/42	2,424	2,773,129

		$12,899,388

Hospital — 1.2%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$6,000	$6,506,760

		$6,506,760

Insured – Transportation — 0.3%

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/32	$1,285	$829,043

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/33	1,000	615,640

		$1,444,683

Student Loan — 0.1%

Massachusetts Educational Financing Authority, 4.70%, 1/1/30	$640	$707,136

		$707,136

Transportation — 0.2%

New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28	$750	$863,393

		$863,393

Total Taxable Municipal Securities — 4.7% (identified cost $20,418,974)		$25,493,586

Trust Units — 0.1%
Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.1%

COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (taxable), 8/1/43(8)	$2,178	$299,488

COFINA Series 2007A Senior Bonds Due 2043 National Custodial Trust (non-taxable), 8/1/43(8)	6,615	330,728

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/1/45(8)	216	29,690

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Portfolio of Investments — continued

Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (non-taxable), 8/1/45(8)	$656	$32,787

Total Trust Units — 0.1% (identified cost $634,288)		$692,693

Corporate Bonds & Notes — 1.3%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.5%

Boston Medical Center Corp., MA, 4.581%, 7/1/47	$835	$910,223

CommonSpirit Health, 3.347%, 10/1/29	1,930	1,941,722

		$2,851,945

Other — 0.8%

Morongo Band of Mission Indians, CA, 7.00%, 10/1/39(4)	$3,470	$4,061,982

		$4,061,982

Total Corporate Bonds & Notes — 1.3% (identified cost $6,235,000)		$6,913,927

Total Investments — 156.1% (identified cost $786,151,230)		$853,624,715

Other Assets, Less Liabilities — (56.1)%		$(306,640,372)

Net Assets — 100.0%		$546,984,343

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At November 30, 2019, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	13.7%

Massachusetts	10.3%

Texas	10.1%

Others, representing less than 10% individually	65.9%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At November 30, 2019, 14.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 7.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	Amount is less than 0.05%.

(3)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2019, the aggregate value of these securities is $31,811,468 or 5.8% of the Trust’s net assets.

(5)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at November 30, 2019.

(6)	Issuer is in default with respect to interest and/or principal payments.

(7)	Security is in default and making only partial interest payments.

(8)

Security was received in connection with the restructuring of an insured zero-coupon bond issued by the Puerto Rico Sales Tax Financing Corporation (“COFINA”) (the “Original Bond”). The notional amount of the combined taxable and tax-exempt trust units reflects the accreted amount of the Original Bond from original issuance through the restructuring date. Each trust certificate represents an ownership interest in various coupon paying and zero-coupon COFINA bonds and potential insurance payments pursuant to an insurance policy with National Public Finance Guarantee Corporation. The trust units have no stated coupon interest rate but accrete income to maturity at the annual rate of approximately 5.04%, the same rate as the Original Bond.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SPA	–	Standby Bond Purchase Agreement

XLCA	–	XL Capital Assurance, Inc.

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Statement of Assets and Liabilities

Assets	November 30, 2019

Investments, at value (identified cost, $786,151,230)	$853,624,715

Cash	2,522,460

Interest receivable	10,108,462

Receivable for investments sold	1,240,143

Total assets	$867,495,780

Liabilities

Payable for floating rate notes issued	$318,185,567

Payable to affiliates:

Investment adviser fee	345,994

Administration fee	137,028

Trustees’ fees	6,808

Interest expense and fees payable	1,579,160

Accrued expenses	256,880

Total liabilities	$320,511,437

Net assets	$546,984,343

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$396,672

Additional paid-in capital	478,669,160

Distributable earnings	67,918,511

Net assets	$546,984,343

Common Shares Outstanding	39,667,163

Net Asset Value

Net assets ÷ common shares issued and outstanding	$13.79

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Statement of Operations

Investment Income	Year Ended November 30, 2019

Interest	$32,461,015

Total investment income	$32,461,015

Expenses

Investment adviser fee	$3,931,730

Administration fee	1,540,411

Trustees’ fees and expenses	38,391

Custodian fee	129,164

Transfer and dividend disbursing agent fees	55,878

Legal and accounting services	141,434

Printing and postage	44,430

Interest expense and fees	6,358,062

Miscellaneous	86,991

Total expenses	$12,326,491

Net investment income	$20,134,524

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,975,722

Net realized gain	$2,975,722

Change in unrealized appreciation (depreciation) —

Investments	$38,422,696

Net change in unrealized appreciation (depreciation)	$38,422,696

Net realized and unrealized gain	$41,398,418

Net increase in net assets from operations	$61,532,942

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$20,134,524	$14,524,205

Net realized gain	2,975,722	9,470,987

Net change in unrealized appreciation (depreciation)	38,422,696	(22,007,639)

Distributions to auction preferred shareholders	—	(93,488)

Net increase in net assets from operations	$61,532,942	$1,894,065

Distributions to common shareholders	$(20,937,994)	$(14,961,473)

Capital share transactions —

Issued in connection with tax-free reorganizations (see Note 7)	$204,376,861	$—

Net increase in net assets from capital share transactions	$204,376,861	$—

Net increase (decrease) in net assets	$244,971,809	$(13,067,408)

Net Assets

At beginning of year	$302,012,534	$315,079,942

At end of year	$546,984,343	$302,012,534

16	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2019

Net increase in net assets from operations	$61,532,942

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(139,029,793)

Investments sold	136,432,904

Net amortization/accretion of premium (discount)	991,715

Increase in interest receivable	(1,069,319)

Increase in payable to affiliate for investment adviser fee	72,824

Increase in payable to affiliate for administration fee	23,386

Increase in payable to affiliate for Trustees’ fees	2,931

Increase in interest expense and fees payable	57,788

Decrease in accrued expenses	(324,781)

Net change in unrealized (appreciation) depreciation from investments	(38,422,696)

Net realized gain from investments	(2,975,722)

Net cash provided by operating activities	$17,292,179

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(22,029,019)

Proceeds from secured borrowings	22,340,000

Repayment of secured borrowings	(24,455,000)

Cash acquired in connection with tax-free reorganizations (see Note 7)	5,468,239

Net cash used in financing activities	$(18,675,780)

Net decrease in cash	$(1,383,601)

Cash at beginning of year	$3,906,061

Cash at end of year	$2,522,460

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:

Acquisition of net assets in connection with tax-free reorganizations (see Note 7), less cash acquired	$198,908,622

Noncash financing activities not included herein consist of:

Issuance of Trust shares in connection with tax-free reorganizations (see Note 7)	$204,376,861

Cash paid for interest and fees	$6,300,274

17	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year (Common shares)	$12.700	$13.250	$12.910	$13.020		$12.950

Income (Loss) From Operations

Net investment income(1)	$0.542	$0.611	$0.688	$0.767		$0.886

Net realized and unrealized gain (loss)	1.117	(0.528)	0.330	(0.340)		0.082

Distributions to APS shareholders(1)

From net investment income	—	(0.004)	(0.008)	(0.008)		(0.007)

Discount on redemption and repurchase of APS(1)	—	—	—	0.244		—

Total income from operations	$1.659	$0.079	$1.010	$0.663		$0.961

Less Distributions to Common Shareholders

From net investment income	$(0.569)	$(0.629)	$(0.670)	$(0.773)		$(0.892)

Total distributions to common shareholders	$(0.569)	$(0.629)	$(0.670)	$(0.773)		$(0.892)

Premium from common shares sold through shelf offering (see Note 5)(1)	$—	$—	$—	$—		$0.001

Net asset value — End of year (Common shares)	$13.790	$12.700	$13.250	$12.910		$13.020

Market value — End of year (Common shares)	$12.880	$11.050	$12.300	$12.260		$13.390

Total Investment Return on Net Asset Value(2)	13.83%	1.04%	8.13%	4.91	%(3)	7.60%

Total Investment Return on Market Value(2)	22.10%	(5.22)%	5.70%	(3.13)%		7.42%

18	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$546,984	$302,013	$315,080	$307,135	$309,354

Ratios (as a percentage of average daily net assets applicable to common shares):(4)

Expenses excluding interest and fees(5)	1.19%	1.29%	1.33%	1.30%	1.43%

Interest and fee expense(6)	1.27%	1.61%	1.25%	0.83%	0.33%

Total expenses(5)	2.46%	2.90%	2.58%	2.13%	1.76%

Net investment income	4.02%	4.71%	5.19%	5.54%	6.84%

Portfolio Turnover	17%	32%	8%	4%	21%

Senior Securities:

Total preferred shares outstanding	—	—	3,311 (7)	3,311 (7)	4,806 (7)

Asset coverage per preferred share	$—	$—	$120,162 (8)	$117,762 (8)	$89,369 (8)

Involuntary liquidation preference per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

Approximate market value per preferred share	$—	$—	$25,000 (9)	$25,000 (9)	$25,000 (9)

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 94.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 2.93%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders, if any.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G) and/or iMTP Shares issued to redeem a portion of the Trust’s APS. As of November 30, 2018, the Trust had no APS and iMTP Shares outstanding.

(7)	Preferred shares represent iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015.

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

APS	–	Auction Preferred Shares

iMTP Shares	–	Institutional MuniFund Term Preferred Shares

19	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2019, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust),

20

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements — continued

while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes (net of unamortized deferred debt issuance costs) as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at November 30, 2019. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV, if any, are recorded as debt issuance costs and are amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2019, the amounts of the Trust’s Floating Rate Notes outstanding and the related collateral were $318,185,567 and $466,157,255, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2019 was 0.92% to 1.42%. For the year ended November 30, 2019, the Trust’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $304,065,438 and 2.09%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2019.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on iMTP Shares that are treated as interest expense for financial reporting purposes, for the years ended November 30, 2019 and November 30, 2018 was as follows:

	Year Ended November 30,
	2019	2018

Tax-exempt income	$19,489,026	$15,139,635

Ordinary income	$1,448,968	$1,473,195

21

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements — continued

During the year ended November 30, 2019, distributable earnings was increased by $12,736,837 and paid-in capital was decreased by $12,736,837 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$266,407

Deferred capital losses	$(418,458)

Net unrealized appreciation	$68,070,562

During the year ended November 30, 2019, capital loss carryforwards of $1,875,625 were utilized to offset net realized gains by the Trust.

At November 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $418,458 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2019, $127,204 are short-term and $291,254 are long-term.

The Trust’s use of net capital losses acquired from reorganizations, which amounted to $418,458 at November 30, 2019, may be limited under certain tax provisions.

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$467,368,586

Gross unrealized appreciation	$72,703,660

Gross unrealized depreciation	(4,633,098)

Net unrealized appreciation	$68,070,562

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. Pursuant to the investment advisory agreement between the Trust and EVM, the investment advisory fee payable by the Trust is 0.70% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee was reduced by 0.015% and by an additional 0.015% every May 1 thereafter for the next nineteen years. Pursuant to an amended and restated fee reduction agreement between the Trust and EVM that commenced on November 1, 2018, the annual investment adviser fee was reduced to 0.520% and by 0.015% every May 1 thereafter through 2029. The Trust’s investment adviser fee currently is computed at an annual rate of 0.505% (0.520% prior to May 1, 2019) of its average weekly gross assets and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trust who are not interested persons of EVM or the Trust and by the vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding preferred shares issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the Auction Preferred Shares (APS) outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2019, the investment adviser fee and administration fee were $3,931,730 and $1,540,411, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $130,947,985 and $136,418,883, respectively, for the year ended November 30, 2019.

22

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended November 30, 2019 and November 30, 2018 pursuant to such plan.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 2,610,553 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended November 30, 2019 and November 30, 2018, there were no shares sold by the Trust pursuant to its shelf offering.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended November 30, 2019 and November 30, 2018.

In addition, the Trust issued 15,884,819 shares in connection with the reorganizations described below in Note 7 during the year ended November 30, 2019.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2019, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$820,524,509	$—	$820,524,509

Taxable Municipal Securities	—	25,493,586	—	25,493,586

Trust Units	—	692,693	—	692,693

Corporate Bonds & Notes	—	6,913,927	—	6,913,927

Total Investments	$—	$853,624,715	$—	$853,624,715

7  Reorganizations

During the year ended November 30, 2019, the Trust acquired the net assets of Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust), Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust) and Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), (collectively, the “Acquired Trusts”), pursuant to Agreements and Plans of Reorganization (each, a “Plan”) approved by the respective shareholders of the Acquired Trusts. Under the terms of each Plan, the common shares of each Acquired Trust were, in effect, exchanged for new common shares of the Trust with an equal aggregate net asset value. The purpose of each reorganization was to combine two funds managed by EVM with similar investment objectives and policies. Each reorganization was structured as a tax-free reorganization under the Internal Revenue Code.

23

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements — continued

The net assets and shares outstanding of each Acquired Trust as of the close of business on the closing date of each reorganization and the number of shares issued in each reorganization by the Trust were as follows:

Closing Date	Acquired Trust	Acquired Trust Shares Outstanding	Acquired Trust Net Assets	Trust Shares Issued

December 14, 2018	Michigan Trust	2,012,993	$28,350,296	2,225,350

January 18, 2019	Massachusetts Trust	2,737,021	$39,458,987	3,072,268

January 18, 2019	Ohio Trust	2,857,157	$40,950,334	3,188,385

January 18, 2019	Pennsylvania Trust	2,601,014	$34,007,282	2,647,800

February 22, 2019	New Jersey Trust	4,598,158	$61,609,962	4,751,016

The investment portfolios of the Acquired Trusts were the principal assets acquired by the Trust. For financial reporting purposes, assets received and shares issued by the Trust were recorded at fair value; however, the identified cost of the investments received from the Acquired Trusts were carried forward to align ongoing reporting of the Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Investments and net assets immediately before each reorganization and combined net assets were as follows:

	Acquired Trust			Trust
	Investments, at value	Investments, at cost	Net Assets	Net Assets	Combined Net Assets

Michigan Trust	$44,892,357	$44,148,855	$28,350,296	$302,980,628	$331,330,924

Massachusetts Trust	$59,742,970	$57,396,209	$39,458,987

Ohio Trust	$61,325,033	$58,872,323	$40,950,334

Pennsylvania Trust	$54,653,170	$53,514,276	$34,007,282

	$175,721,173	$169,782,808	$114,416,603	$334,032,029	$448,448,632

New Jersey Trust	$93,352,282	$89,688,645	$61,609,962	$452,778,473	$514,388,435

Included in net assets of the Acquired Trusts immediately before each reorganization were accumulated net realized gain (loss) and unrealized appreciation (depreciation) as follows:

	Accumulated Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)

Michigan Trust	$63,537	$743,502

Massachusetts Trust	$30,866	$2,346,761

Ohio Trust	$25,810	$2,452,710

Pennsylvania Trust	$(1,151,503)	$1,138,894

New Jersey Trust	$(778,784)	$3,663,637

Assuming each reorganization had been completed on December 1, 2018, the beginning of the Trust’s annual reporting period, the Trust’s pro forma results of operations for the year ended November 30, 2019 are as follows:

Net investment income	$21,152,288

Net realized and unrealized gain	$52,166,934

Net increase in net assets from operations	$73,319,222

24

Eaton Vance

Municipal Income Trust

November 30, 2019

Notes to Financial Statements — continued

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the reorganizations, it is not practicable to separate the amounts of revenue and earnings of each Acquired Trust that have been included in the Trust’s Statement of Operations since the time of each closing.

25

Eaton Vance

Municipal Income Trust

November 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of November 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Municipal Income Trust

November 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2019, the Trust designates 93.08% of distributions from net investment income as an exempt-interest dividend.

27

Eaton Vance

Municipal Income Trust

November 30, 2019

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

28

Eaton Vance

Municipal Income Trust

November 30, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

29

Eaton Vance

Municipal Income Trust

November 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2021. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Municipal Income Trust

November 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2020. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

31

Eaton Vance

Municipal Income Trust

November 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151    11.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2018 and November 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/18	11/30/19
Audit Fees	$79,605	$87,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,209	$16,352
All Other Fees(3)	$0	$0

Total	$95,814	$104,152

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2018 and November 30, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/18	11/30/19
Registrant	$16,209	$16,352
Eaton Vance(1)	$126,485	$59,903

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Fund’s investments. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since July 2015 and is Co-Director of the Municipal Investments Group. She has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	9	$4,198.6	0	$0
Other Pooled Investment Vehicles	1	$19.6	0	$0
Other Accounts	2	$119.9	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe Ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 22, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 22, 2020